UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 10, 2023
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LEONARDO DRS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-41565	13-2632319
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2345 Crystal Drive
Suite 1000
Arlington, Virginia 22202
(Address of principal executive offices)
(703) 416-8000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	DRS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02. Results of Operation and Financial Condition.
On March 10, 2023, Leonardo DRS, Inc.’s (the “Company”) majority stockholder, Leonardo S.p.A., an Italian società per azioni, listed on the Milan Stock Exchange, (“Leonardo S.p.A”), of which the Company is a consolidated subsidiary, issued a presentation related to the release of its consolidated financial results for the year ended December 31, 2022 (the “Presentation”), which is attached hereto as Exhibit 99.1, and includes but is not limited to Company backlog on slide 7 and Company fourth quarter trends on slide 37. A transcript of the Presentation prepared remarks is attached hereto as Exhibit 99.2. The Presentation was followed by a live question and answer webcast (the “Q&A”), a transcript of which is attached hereto as Exhibit 99.3.
The financial information contained in these materials includes, on a consolidated basis, information regarding the Company’s results of operations and financial condition in accordance with International Financial Reporting Standards (“IFRS”), which differs in some respects from the accounting principles generally accepted in the United States of America (“U.S. GAAP”).
As previously announced, the Company plans to issue its quarterly earnings press release on March 28, 2023, which will contain financial information of the Company for the fourth quarter and the full year 2022 in accordance with U.S. GAAP.
The Presentation, the transcript of the Presentation prepared remarks and transcript of the Q&A are attached hereto as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, respectively, are being furnished to the SEC under both Item 2.02 “Results of Operations and Financial Condition” and Item 7.01 “Regulation FD Disclosure” of Form 8-K. The information furnished pursuant to this Form 8-K (including the exhibits hereto) shall not be considered “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or under the Exchange Act, unless the Company expressly states in such filing that such information is to be considered “filed” or incorporated by reference therein.

Item 7.01 Regulation FD Disclosure.
To the extent applicable, the information in Item 2.02 of this Form 8-K is incorporated by reference into this Item 7.01.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
Exhibit Number Exhibit Description
        99.1 Leonardo S.p.A.’s Presentation regarding the 2022 Integrated Annual Report
        99.2 A Transcript of Leonardo S.p.A.’s Presentation regarding the FY 2022 Integrated Annual Report
        99.3 A Transcript of the March 10, 2023 Leonardo S.p.A. Live Questions and Answers Webcast following the Presentation regarding the 2022 Integrated Annual Report
104 Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEONARDO DRS, INC.
(Registrant)

Date: March 10, 2023	By:	/s/ Mark A. Dorfman
Mark A. Dorfman
Executive Vice President, General Counsel and Secretary